Lease Vehicles, Net (Tables)	12 Months Ended
Dec. 31, 2020
Lease Vehicles, Net
Schedule of Lease vehicles, net

	2020	2019
Vehicles	$629	$1,083
Less: accumulated depreciation	(456)	(639)
Total Lease Vehicles, net	$173	$444

Schedule of rental payments due to the Company on leases of owned vehicles under noncancelable operating leases

Minimum Rental Receipts
Year	Under Operating Leases
2021	$37
2022	24
2023	2
Total	$63